UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 20, 2006
Boykin Lodging Company
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-11975	34-1824586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Guildhall Building, Suite 1500, 45 W. Prospect Avenue, Cleveland, Ohio (Address of Principal Executive Offices)	44115 (Zip Code)
(216) 430-1200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EX-99.1 Amend Boykin Lodging Company Longterm Incentive Plan

SECTION 1	REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 20, 2006, the Compensation Committee of the Board of Directors of Boykin Lodging Company (the “Company”) adopted an amendment to the Company’s Long-Term Incentive Plan (the “Amendment”). The terms of the Amendment were contemplated by the Agreement and Plan of Merger, dated May 19, 2006 among and by Braveheart Investors LP, Braveheart II Realty (Ohio) Corp., Braveheart II Properties Holding LLC, Braveheart II Properties Company LLC, the Company and Boykin Hotel Properties, L.P. (the “Merger Agreement”). The Merger Agreement was discussed and filed within a Current Report on Form 8-K filed by the Company on May 22, 2006. The Amendment, among other things, provides for the cancellation at the Effective Time (as defined in the Merger Agreement) of each stock option outstanding immediately prior to the Effective Time with an exercise price of greater than $11.00 per common share, provides for a cash payment in an amount equal to the excess of $11.00 over the exercise price of each stock option outstanding immediately prior to the Effective Time with an exercise price of less than $11.00 per common share, and removes the risk of forfeiture of the outstanding restricted shares under the Long-Term Incentive Plan in connection with consummation of the transactions contemplated by the Merger Agreement. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

On June 20, 2006, the Compensation Committee of the Company also approved, subject to the occurrence of and at the Effective Time, the payment of 2006 bonuses to the Company’s executive officers at the target level prorated from the period January 1, 2006 through the Effective Time.
CAUTIONARY STATEMENTS
     This report is being made in respect of a proposed merger transaction involving the Company and affiliates of Westmont Hospitality Group and Cadim, Inc., a wholly-owned subsidiary of Caisse de dépôt et placement du Québec. In connection with the transaction, the Company will file with the SEC a definitive proxy statement on Schedule 14A concerning the proposed transaction. Before making any voting or investment decision, shareholders are urged to read the definitive proxy statement carefully and in its entirety when it becomes available because it will contain important information about the proposed transaction.
     The definitive proxy statement will be mailed to the Company’s shareholders. In addition, the definitive proxy statement and other documents will be available free of charge at the SEC’s Internet Web site, www.sec.gov. The definitive proxy statement and other pertinent documents also may be obtained for free at the Company’s web site, www.boykinlodging.com.
     The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the merger involving the Company. Information regarding the Company’s executive officers and directors, including their direct or indirect interest, by securities, holdings, or otherwise, is set forth in the Company’s definitive proxy statement filed with the SEC on April 25, 2006 and the Company’s preliminary proxy statement filed with the SEC on June 21, 2006.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial Statements of Businesses Acquired.

None.
(b) Pro Forma Financial Information.

None.
(c) Exhibits.

99.1	Amendment to Boykin Lodging Company Long-Term Incentive Plan dated June 20, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boykin Lodging Company
	By:	/s/ Shereen P. Jones
Shereen P. Jones
Executive Vice President, Chief Financial and Investment Officer
Dated: June 23, 2006